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                  SELECT DIMENSIONS VARIABLE ANNUITY (SERIES I)
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                    SUPPLEMENT DATED FEBRUARY 23, 2000 TO THE
                        PROSPECTUS DATED OCTOBER 1, 1999

Effective February 28, 2000, the last paragraph in the "Highlights" section under the sub-section "Will Hartford pay a Death Benefit?" is deleted in its entirety and replaced with the following:

         The Optional Death Benefit calculation will be different if you elect to add the Optional Death Benefit after you purchase your Annuity.

Effective February 28, 2000, the last paragraph in the sub-section "What is the Death Benefit and how is it calculated?" under the "Death Benefit" section is deleted in its entirety and replaced with the following:

         If you elect the Optional Death Benefit after you purchase your Annuity, your Interest Accumulation Value calculation will be:

         - Your Contract Value on the date we add the Optional Death Benefit to your Annuity;

         - Plus any Premium Payments made after the Optional Death Benefit is added;

         - Minus any partial Surrenders after the Optional Death Benefit is added;

         -   Compounded daily at an annual interest rate of 5.0%.













33-80732
HV-2569